Prospectus Supplement

March 10, 2015

E.I.I. Realty Securities Trust

SUPPLEMENT DATED MARCH 10, 2015

TO THE PROSPECTUS DATED OCTOBER 28, 2014

Effective immediately Roberto Versace has been added to the team primarily responsible for the day-to-day management of the E.I.I. International Property Fund (the “International Fund”). The Prospectus is hereby updated accordingly. With respect to the International Fund, effective immediately, the Prospectus is also revised to note the following:

Mr. Versace has served the International Fund as a Senior Analyst-Asia and Co-Portfolio Manager-Asia since March 2015.

ROBERTO VERSACE has been a Managing Director of EII since March 2015, serving the firm’s Asian real estate securities strategy with responsibility for coverage of Asia-Pacific property companies and markets. Prior to joining EII Mr. Versace served as a senior portfolio manager responsible for Asia at BNY Mellon. From 2007 to 2010 he was employed by Macarthur Cook Investment Management/RMR Advisors Boston as the head of Asian real estate securities. Mr. Versace’s prior research experience includes work at Babcock & Brown Investment Bank and Colonial First State Global Asset Management. He graduated from the University of Adelaide with a Bachelor of Economics degree.

Please retain this Supplement for future reference.